                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 1, 2002



                              COMPUTONE CORPORATION
               (Exact name of registrant as specified in charter)



          Delaware                       000-16172                23-2472952
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)



       1060 Windward Ridge Parkway, Suite 100, Alpharetta, Georgia  30005
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number including area code: (770) 625-0000


                                       N/A
         (Former name or former address, if changed since last report)








   This report is being filed by the Registrant on a voluntary basis for the purpose of updating the description of its capital stock contained in its filings pursuant to the Securities Exchange Act of 1934, as amended.


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ITEM 5.  OTHER EVENTS.

     a) Effective July 1, 2002, Computone Corp. changed its corporate name to Symbiat, Inc. The name change was approved by the Board of Directors on June 26, 2002, and on June 27, 2002, holders of the majority of the issued and outstanding shares of Common Stock consented to the name change. A certificate of amendment was filed with the Delaware Division of Corporations on the 1st of July, 2002.

     b) The Company announced a Conditional Warrant Distribution in a press release issued on June 28, 2002. A prospectus will be filed and mailed to all shareholders of record with a registration statement on Form S-1. The filing of that registration statement is estimated to be in the second to third week of July.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Financial Statements.
                         Not applicable.

               (b)  Pro Forma Financial Information.
                         Not applicable.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Computone has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMPUTONE CORPORATION



        Date:  July 12, 2002            /s/ Keith H. Daniel
                                      ------------------------------------
                                      Keith H. Daniel
                                      Chief Financial Officer



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                                  EXHIBIT INDEX


  Exhibit #    Description
  ----------   ------------

  3.2          Certificate of Amendment to Certificate of Incorporation

  3.3          Initial Certificate of Incorporation, CPX, Inc. filed April
               6, 1987.

  3.4 Certificate of Amendment changing corporation name from CPX, Inc. to Computone Systems Incorporated. filed August 36, 1987.

  3.5 Certificate of Amendment changing corporation name from Computone Systems Incorporated. to World-Wide Technology, Inc.

  3.6 Certificate of Ownership and Merger Merging PGS Systems, Inc with and into World-wide Technology, Inc. (which merger
               changed the corporation name from   World-Wide Technology,
               Inc. to Computone Corporation) filed on May 3, 1991.

  3.7          Restated Certificate of Incorporation of Computone
               Corporation, filed July 11, 1991.

  3.8 Certificate of Amendment to Certificate of Incorporation increasing capital structure, filed on November 29, 1993.

  3.9 Certificate for Renewal and Revival of Charter of Computone Corporation, filed June 12, 1997.

  3.10 Certificate of Amendment, reducing capital structure, filed December 12, 1997.

  99.1(1) Press release discussing conditional warrant distribution issued July 9, 2002, initially filed as Exhibit 10.1 on July 11, 2002.



(1) Exhibit 10.1, as filed in the July 11, 2002 Form 8-K, was incorrect and mislabeled as 10.14. The actual press release is attached herein in the correctly indexed Exhibit 99.1.